FINANCIAL EXPENSES, NET (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2017	Dec. 31, 2016	Dec. 31, 2015
Interest Expense [Abstract]
Interest and exchange rate expenses on long-term loans	$ 88	$ 146	$ 134
Expenses on short-term credit and bank charges	174	158	143
Effect of exchange rate differences on other expenses and net loss from derivative instruments		(31)	(59)
Other financing expenses, net	36	36	41
Financial expenses, net	$ 298	$ 309	$ 259